Exhibit 99.4

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-D

KEY PERFORMANCE FACTORS
October 31, 1997



        Expected B Maturity                         11/17/97


        Blended Coupon
5.98900%



        Excess Protection Level
          3 Month Average  61.36%
            October, 1997  174.84%
            September, 1997   4.77%
            August, 1997   4.47%


        Cash Yield                                  244.88%


        Investor Charge Offs                        61.44%


        Base Rate                                    8.59%


        Over 35 Day Delinquency                      4.76%


        Seller's Interest                           13.78%


        Total Payment Rate                          14.00%


        Total Principal Balance                     $
31,941,631,051.83


        Investor Participation Amount               $
75,000,000.00


        Seller Participation Amount                 $
4,401,496,533.34